UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                SCHEDULE 14A
                               (RULE 14a-101)

              PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


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Check the appropriate box:
        [ ] Preliminary Proxy Statement
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             Rule 14a-6(e)(2))
        [X] Definitive Proxy Statement
        [ ] Definitive Additional Materials
        [ ] Soliciting Material Pursuant to Rule 14a-12

                                US 1 INDUSTRIES, INC.
------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

------------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                           US 1 INDUSTRIES, INC.
                            336 W.  US HWY 30
                        VALPARAISO, INDIANA 46385

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
               November 26, 2008 at 10:00A.M. local time


Dear Fellow Shareholder:

        On behalf of the Board of Directors, you are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") to be held for US1 Industries, Inc. (the "Company") on November 26, 2008, at 10:00 A.M., local time, at the Company's corporate offices at 366 West
US Highway 30, Valparaiso, Indiana. At the Annual Meeting, action will be taken on the following proposals:

1.	To elect five (5) directors to constitute the Board of Directors to serve until the next Annual Meeting and until their successors are elected and qualified;

2.	To approve and adopt an amendment to our Articles of Incorporation to effect between a one-for- three hundred and one-for-five hundred reverse stock split of all of our outstanding shares of common stock (the "Reverse Stock Split") immediately followed by a forward stock split between fifty-for-one and two hundred-for-one of all of our outstanding shares of common stock (the "Forward Stock Split," and, collectively, the "Reverse/Forward Stock Split.") Shares that are owned by any shareholder who owns less than between three hundred and five hundred shares of common stock will be converted into the right to receive a cash payment for such shares in an amount equal to $.87 per share, and holders of a greater number of shares will receive a cash payment for their fractional shares.

3.	To conduct any other business properly before the meeting or any adjournment thereof.

Attendance and voting at the Annual Meeting are limited to shareholders of record at the close of business on October 21, 2008. A list of shareholders entitled to vote at the meeting will be available, upon written demand, for inspection and copy between the hours of 9:00 a.m. and 5:00 p.m. at our offices during the five days prior to the meeting and also at the meeting. Such list will be arranged in alphabetical order, by voting group, and will contain the address and number of shares that each shareholder is entitled to vote.

Your vote is important. Whether you plan to attend the meeting in person or not, please complete, sign and date the enclosed proxy card and return it in the envelope provided. If you attend the Annual Meeting and prefer to vote in person, you may do so even if you have previously submitted a proxy.

Thank you for your continued support of our company.


                                                       Harold E.  Antonson
                                                       Secretary

Valparaiso, Indiana
November 7, 2008
                        US 1 INDUSTRIES, INC.
                          336 W.  US HWY 30
                      VALPARAISO, INDIANA 46385

                        -------------------

                         PROXY STATEMENT


                        -------------------

INTRODUCTION


Annual Meeting: The Annual Meeting will be held at 336 West US Highway
                30, Valparaiso, Indiana on November 26, 2008, at 10:00 A.M., local time.


Record Date:    The date fixed to determine shareholders entitled to notice of and to vote at the meeting is the close of business on October 21, 2008.


Mailing Date:   We anticipate first mailing this proxy statement, the
                attached Notice of Annual Meeting and the enclosed proxy card on or about November 13, 2008.


Agenda:         The agenda for the meeting is:

        1.	To elect five (5) directors to constitute the Board of
                Directors to serve until the next Annual Meeting and until their successors are elected and qualified;

        2.	To authorize the Board of Directors to adopt and amend the
                Articles of Incorporation (the "Articles") to effect between a one-for-three hundred and one-for-five hundred Reverse Stock Split of all of our shares of common stock immediately followed by a Forward Stock Split between fifty-for-one and two hundred-for-one of all of our shares of common stock; and

        3.	To conduct any other business properly before the meeting or any adjournment thereof.


Proxy Solicitation:  Our Board of Directors is soliciting proxies.
                Certain of our officers and employees may solicit proxies personally and by telephone. We are paying the cost of solicitation, including the cost of mailing. We have requested banks, brokers and other custodian nominees and fiduciaries to supply, at our expense, proxy materials to the beneficial owners of common stock of the Company.


Voting of Proxies:   Properly dated, executed and returned proxies will be
                voted in accordance with your instructions. If no specific instructions are given, your shares will be voted "FOR" Proposals 1 and 2.

		We do not intend to bring any matters before the meeting except those indicated in the Notice of Annual Meeting, and we do not know of any matter that anyone else intends to present for action at the meeting. If any other matters properly come before the meeting, however, the persons named in the enclosed proxy will be authorized to vote or otherwise act in accordance with their judgment.


Revoking Proxies:  You may revoke your proxy at any time before it is voted at the meeting by:

                * Delivering to the Secretary of the Company a signed, written revocation letter dated later than the proxy;
                * Submitting a proxy with a later date; or
                * Attending the meeting and voting in person.


Outstanding Shares: On the record date, there were 14,243,409 shares of our common stock outstanding, the only class of voting securities outstanding.


Quorum: A quorum of shareholders is necessary to take action at the Annual Meeting. The holders of a majority of all outstanding shares of common stock of the Company issued, outstanding and entitled to vote, represented in person or by proxy, will constitute a quorum. Abstentions and broker non-votes, as described below, are counted for purposes of determining whether a quorum is present.


Voting: Each share of common stock held as of the record date entitles the holder to one vote on each matter to be voted upon at the Annual Meeting. As of October 20, 2008 there were approximately 3,000 holders of record of the Company's common stock. Abstentions and broker non-votes, as described below, have no effect on the election of directors but will have the same effect as a vote against the proposal to amend the Company's Articles of Incorporation to effect a Reverse Stock Split of the Company's common stock.


Required Vote:  With respect to Proposal 1, directors will be elected by a plurality of the votes cast at the Annual Meeting, meaning the five nominees receiving the highest number of votes will be elected. Only votes cast for a nominee will be counted, except that a properly executed proxy that does not specify a vote with respect to the nominees will be voted in favor of the five nominees whose names are listed on the proxy.

                With respect to Proposal 2 (the "Proposed Transaction"), the affirmative vote of the holders of a majority of the shares of common stock outstanding on the Record Date is required to approve the amendment to the Company's Articles of Incorporation to effect the Reverse and Forward Stock Splits.




Broker Votes:   Brokers who hold shares in street name have the authority to vote on certain routine matters on which they have not received instructions from beneficial owners. However, brokers holding shares of common stock in street name who do not receive instructions from beneficial owners by the date specified in the statement accompanying these proxy materials are not entitled to vote on any non-routine matter presented and such shares are considered "broker non-votes." We believe that Proposal 1 constitutes a "routine matter."


Annual Report:  The Company's 2007 Annual Report is being mailed to you with this proxy statement.















































                                      PROPOSAL ONE
                                 ELECTION OF DIRECTORS


        The Bylaws of the Company provide that the Board of Directors shall consist of not less than five nor more than nine persons, the exact number within such minimum and maximum limits to be fixed and determined from time-to-time by resolution of a majority of the Board of Directors. The Board of Directors currently consists of five members. At the Annual Meeting, a shareholder cannot vote for a greater number of persons for director than the number of nominees named in this Proxy Statement, which is five members.

	For purposes of the Annual Meeting, the directors will be elected by a plurality of the votes cast at the Annual Meeting in person or by proxy, so long as a quorum is present at the meeting.

	Each proxy card executed and returned by a shareholder will be voted as specified thereon by the shareholder. If no specification is made, the proxy will be voted for the election of the nominees named below to constitute the entire Board of Directors. If any nominee withdraws or for any reason is not able to serve as a director, the proxy will be voted for such other person as may be designated by the Board of Directors as a substitute nominee, but in no event will the proxy be voted for more than five substitute nominees.

	The Board of Directors has nominated and recommends to the Company's shareholders the election of each of the nominees set forth below as a director of the Company until the next Annual Meeting of shareholders, or until his successor is duly elected and qualified. All of the nominees are currently directors of the Company. If any nominee is unable to serve as a director, shares represented by proxy will be voted in favor of such nominee as the Board may adopt as a substitute by majority vote of the Board. At this time, the Board knows of no reason any nominee will be unable to serve as a director.

	Set forth below are the names of each nominee for election to a term as a director and to serve until the 2009 Annual Meeting of shareholders, or until his successor is duly elected and qualified. It is the intention of the persons designated in the proxy card to vote for the election of the nominees listed below.

   Harold E.  Antonson         Brad A.  James          Michael E.  Kibler
   Robert I.  Scissors         Lex L.  Venditti


        The following are the names and ages of the nominees, the year each individual began continuous service as director of the Company and the business experience of each, including principal occupations, at present and for at least the past five years.

Harold E. Antonson
Age 	68

        Mr. Antonson has been the Chief Financial Officer of the Company for over ten years. Mr. Antonson is also a shareholder of American Interfidelity Corporation, the attorney-in-fact of American Inter-Fidelity Exchange ("AIFE"), an affiliated entity that provides auto liability and cargo insurance to the Company. Mr. Antonson was elected a director of the Company in 1999.


Brad A. James
Age 	52

        Mr. James has been the President of Seagate Transportation Services, Inc. for over ten years. Mr. James was elected a director of the Company in 1999.

Michael E. Kibler
Age 	68

        Mr. Kibler has been President and Chief Executive Officer of the Company for more than ten years. He also has been President of Enterprise Truck Lines, Inc., an interstate trucking company engaging in operations similar to the Company's, since 1972. Mr. Kibler is a shareholder of American Inter-Fidelity Corporation. Mr. Kibler has been a director of the company since 1993.

Robert I. Scissors
Age 	74

        Mr. Scissors is a retired insurance broker and currently works as an insurance consultant. Mr. Scissors has been a director of the Company since 1993.

Lex L. Venditti
Age 	55

        Mr. Venditti has been the General Manager of AIFE, an insurance reciprocal located in Indiana for more than ten years. Mr. Venditti is also a shareholder of American Inter-Fidelity Corporation. Mr. Venditti has served as a director of the Company since 1993.

        There are no family relationships between any director or executive officer of the Company.

	Unless otherwise specified thereon, the enclosed proxy will be voted in favor of the election of the nominees named herein, all of whom are currently directors. Abstentions and non-votes by brokers and other nominees have no effect on the election of directors.

	The Board of Directors recommends that shareholders vote "FOR" all of the nominees listed above.

Directors and Executive Officers

	Board and Committee Meetings

        In 2007, our full Board did not hold a meeting. In 2007, our audit committee held six meetings. Each director participated in at least 75% of the total number of meetings of our Board and the committees on which he serves.

         Independence Standards

        The Board of Directors considers director independence based on the meaning of the term "independent director" set forth in Rule 303A.02 of the listing standards for NYSE listed companies and on an overall review of transactions and relationships, if any, between the director and us.


        In August 2008, the Board of Directors undertook its annual review of director independence. During this review, the Board of Directors considered transactions and relationships, if any, between each director or any member of his or her immediate family and us. The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent.

        The Board of Directors has determined that Messrs. James and Scissors are independent because there is no material relationship that exist between them and the Company.

        The independent directors of the Board of Directors meet in executive session in connection with every scheduled meeting.


         Audit Committee

        The Audit Committee held six meetings during 2007. The Audit Committee consists of Robert I. Scissors and Lex L. Venditti, both of whom are non-employee directors. For a description of the Audit Committee's responsibilities and findings, see "Audit Committee Report." The Board of Directors has determined that Mr. Vendetti is an "Audit Committee financial expert" as defined under the United States Securities and Exchange Commission ("SEC") rules.

         Nominating Committee

        The Board of Directors does not have a Nominating Committee.
However, the Company's Bylaws provide that only persons who are nominated in accordance therewith are eligible for election as directors. The
Bylaws provision requires nomination be made by the Board of Directors or by a shareholder who follows certain advance notice procedures. In general, the notice procedures require that the record shareholder (i) give actual written notice of his or her intent to make such nomination to the Secretary of the Company no later than 10 days and no earlier than 60 days before the date of the meeting in order for elections to be held at the first annual or special meeting of shareholders after such written notice is given and (ii) deliver to the Company certain information about shareholder's common stock holdings, any arrangements pursuant to which such nomination is made, certain biographical and other information regarding such nominee or nominees and the certification by such nominee that he or she will serve as director of the Company if elected. A copy of this provision of the Bylaws is available upon request to the Secretary of the Company. In addition, shareholders are urged to contact any director in order to make recommendations with respect to potential directors.

         Compensation Committee

        The Company does not have a compensation committee. The current members of the Board of Directors (Harold Antonson, Brad James, Michael Kibler, Robert Scissors and Lex Venditti) participated in deliberation concerning the Company's executive officer compensation and determined the amounts set forth in the "Annual Compensation Table" below. The Chief Financial Officer, Harold Antonson, and Chief Executive Officer, Michael Kibler, abstain from all votes relating to their own compensation.




	Compensation Committee Interlocks and Insider Participation

          There are no compensation committee interlocks. Executive compensation was determined by the Board of Directors which includes Harold Antonson, Brad James, Michael Kibler, Robert Scissors and Lex Venditti.

	Shareholder Communication

	Shareholders and other interested persons may communicate with the full Board of Directors, a specified committee of the Board of Directors or a specified individual member of the Board of Directors in writing by mail at US 1 Industries, Inc., 336 W. US HWY 30, Valparaiso, Indiana 46385, Attention: Corporate Secretary. Provided that it does not relate to routine business of the Company and does not contain offensive language, the Corporate Secretary will forward all communications as requested.



Compensation of Directors and Executive Officers

Summary Compensation Table

        The following Summary Compensation Table sets forth compensation paid by the Company during the years ended December 31, 2007 and 2006 to Michael A. Kibler, the Company's Chief Executive Officer, and Harold E. Antonson, the Company' Chief Financial Officer. No other executive officer earned in excess of $100,000.

                        Annual Compensation

Name and Position		Year		Salary ($)	Stock Awards ($)   All Other	Total ($)
_________________________________________________________________________________________________________
Michael A.  Kibler		2007		$126,593	0		    0		$126,593
President and 			2006		$ 93,841	0		    0		$ 93,841
Chief Executive Officer


Harold E.  Antonson		2007		$122,460	0		    0		$122,460
Chief Financial Officer		2006		$ 98,071	0		    0		$ 98,071


Option Exercises and Option Values

	No stock options were issued to, or exercised by, Mr. Kibler, or Mr. Antonson, during the years ended December 31, 2007 or 2006, and they held no such options as of December 31, 2007.

Pension, Retirement and Savings Plans

        The Company does not maintain any employee pension, retirement or savings plans and is not a party to any executive employment agreements.


Compensation of Directors

        Directors who are also employees of the Company receive no additional compensation for their services as directors. In 2007 and 2006, the Company paid consulting fees of $33,000 and $19,000, respectively, to Robert Scissors relating to insurance services. The Company reimburses its directors for travel expenses and other out-of-pocket costs incurred in connection with the Company' Board of Directors' meetings. Because the Company has held its Board of Directors' meetings via teleconference during the past year, no costs were incurred associated with these meetings.



Security Ownership of Certain Beneficial Owners and Management

Security Ownership of Management

        The following table sets forth the number and percentage of shares of common stock that as of October 20, 2008 are deemed to be beneficially owned (i) by each director of the Company and director nominee, (ii) by each executive officer of the Company and (iii) by all directors and executive officers of the Company as a group


						Number of Shares of
						Common Stock
Name and Position				Beneficially Owned		Percentage of Class
____________________________________________________________________________________________________
Harold E.  Antonson
Chief Financial Officer,
Treasurer and Director				 5,129,374(1)			 36.0%

Michael E.  Kibler
President, Chief Executive Officer and Director	 5,009,263(1)			 35.2%


Brad A.  James
Director					   166,981(2)			  1.2%

Robert I.  Scissors
Director					    64,770(3)			    *

Lex L.  Venditti
Director					   217,500(4)			  1.5%

All Directors and Executive Officers 	         7,998,962			 56.2%
(5 persons)
___________________________________

*Indicates less than 1% ownership.

(1)  Includes shares held by August Investment Partnership, August Investment Corporation, Eastern
Refrigerated Transport, Inc., Enterprise Truck Lines, Inc., Seagate Transportation Services, Inc.
and American Inter-Fidelity Exchange, of which Messrs. Kibler and Antonson are either directors, partners or significant shareholders or otherwise share the voting and dispositive authority with respect to these shares.

(2)  Includes shares held by Seagate Transportation Services, Inc., of which Mr. James is a director, partner or significant shareholder.

(3)  Includes 11,770 shares held in the Saundra L.  Scissors Trust of which Mr. and Mrs. Scissors are joint trustees.

(4)  Includes shares held by American Inter-Fidelity Exchange, of which Mr. Venditti is a director and significant shareholder of the attorney-in-fact.


Security Ownership of Certain Beneficial Owners

        The following table sets forth the number and percentage of shares of common stock beneficially owned as of October 20, 2008 by any person who is known to the Company to be the beneficial owner of more than five percent of the outstanding shares of common stock:

Name and Address of			Common Stock
Beneficial Owner			Beneficially Owned		Percentage of Class
___________________________________________________________________________________________

Harold E.  Antonson			5,129,374(1)			36.0%

August Investment Partnership		1,150,946			 8.1%

Michael E.  Kibler			5,009,263(1)			35.2%
____________________________
(1) Includes shares held by August Investment Partnership, August Investment Corporation,
    Eastern Refrigerated Transport, Inc., Enterprise Truck Lines, Inc., Seagate Transportation
    Services, Inc. and American Inter-Fidelity Exchange, of which Messrs. Kibler and Antonson are either directors, partners or significant shareholders or otherwise share the voting and dispositive authority with respect to these shares.


Section 16(a) Beneficial Ownership Reporting Compliance

        Pursuant to Section 16(a) of the Securities Exchange Act, directors and executive officers of the Company and beneficial owners of more than 10 percent of the outstanding common stock are required to file reports with the Securities and Exchange Commission on Forms 3, 4 and 5 regarding their beneficial ownership of securities of the Company and any changes in such ownership. Based on our review of reports filed with the Securities and Exchange Commission by our directors and executive officers and by beneficial owners of 10% or more of our shares, and based on written representations received from these same persons, we believe that all reports required under Section 16(a) of the Securities and Exchange Act were filed in a timely manner with the following exception: Mr. Antonson made two late filings reporting nine transactions.






Compensation Committee Report

         The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that we specifically incorporate it by reference in such filing.

Overview

        The Company does not have a formalized compensation plan for determining executive compensation. Any executive compensation changes are taken before the Board of Directors for approval. In general, our executive officers receive compensation consisting of a salary and on occasion, there have been stock bonuses issued. Executive officers participate in the same group health insurance program as the Company full-time employees. The Company has not used, nor intends to use, an outside consultant in connection with making compensation decisions.

Executive Compensation Objectives

        The Company's compensation of executive officers is intended to provide requisite compensation to the Chief Executive Officer and the Chief Financial Officer. Because the Chief Executive Officer and Chief Financial Officer are large shareholders of the Company, they should be motivated to act in the best interest of the Company's shareholders.

Annual and Long-Term Incentives

        Due to the financial circumstances of the Company, limited annual or long-term incentives are offered. The Board of Directors has, on occasion, granted shares of restricted stock to its executives. The Company granted restricted stock to Messrs. Kibler and Antonson in the amount of $100,000 each in the year ended December 31, 2005.

Chief Executive Officer Compensation

        Michael E. Kibler, President and Chief Executive Officer of the Company, receives an annual salary in the amount of $126,593. Harold E. Antonson, Chief Financial Officer of the Company, receives an annual salary in the amount of $122,460. No stock options, performance bonus or other performance based incentive compensation are generally offered, although we will consider grants of restricted stock as incentive compensation from time to time to supplement Mr. Kibler and Mr. Antonson's base salary. No incentive compensation was paid in 2007.

Tax Treatment of Executive Compensation

        Given the magnitude of the compensation paid by the Company, tax treatment generally is not, and is not expected to be, a significant issue.

Audit Committee Report

        The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that we specifically incorporate it by reference in such filing.

        The Audit Committee of the Board of Directors is responsible for evaluating audit performance, recommending engagement of and managing relations with our independent registered public accountants and evaluating policies and procedures relating to internal accounting functions and controls. The Audit Committee is currently comprised of Mr. Venditti and Mr. Scissors, each a non-employee director, and operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter is attached as Appendix A. Although Mr. Scissors receives fees for consulting services provided to the Company, our Board of Directors has determined that Mr. Scissors is considered an independent director because the payment of fees does not disqualify Mr. Scissors from qualifying as an independent director under Rule 303A.02 of the NYSE listing standards.
Mr. Venditti is also independent, as defined under Rule 303A.02 of the NYSE listing standards because his position as general manager of AIFE and as a shareholder of American Inter-Fidelity Corporation, do not disqualify him as being "independent" under the listing standards. The Board of Directors has determined that, in its business judgment that the relationships in question do not interfere with the directors' exercise of independent judgment.

        The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Audit Committee certify that the independent auditor is "independent" under applicable rules. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee's members in business, financial and accounting matters. Our management has the primary responsibility for the financial statements and reporting process, including our systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2007. This review included a discussion of the quality and the acceptability of our financial reporting and controls, including the clarity of disclosure in the financial statements.

        The Audit Committee has discussed with BDO Seidman, LLP, the Company's independent registered public accountants for the year ended December 31, 2007 the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which include, among other items, matters related to the conduct of the audit of the Company's financial statements. The Audit Committee has also received written disclosures and the letter from BDO Seidman, LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with BDO Seidman, LLP their independence from the Company.

        During fiscal year 2007 the Company paid BDO Seidman, LLP fees in the amount of $175,000 to audit and review its financial statements. No other fees were paid to BDO Seidman, LLP for non-auditing or other services.

        Based on the review and discussion referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and be filed with the United States Securities and Exchange Commission.



        This report is submitted by Messrs. Venditti and Scissors, being all of the members of the Audit Committee.


Lex Venditti
Robert I. Scissors

Certain Relationships and Related Transactions

        One of the Company's subsidiaries provides safety, management and accounting services to companies controlled by the Chief Executive Officer and Chief Financial Officer of the Company. These services are priced to cover the cost of the employees providing the services. Revenues related to those services were approximately $67,000, $67,000 and $66,000 in 2007, 2006 and 2005, respectively. Accounts receivable due from entities affiliated through common ownership were $357,000 and $691,000 as of December 31, 2007 and 2006 respectively.

One of the insurance providers to the Company's subsidiaries, AIFE, is managed by Lex Venditti, a director of the Company. The Company has an investment of $126,461 in AIFE. AIFE provides auto liability insurance to several subsidiaries of the Company as well as other entities related to the Company by common ownership. For the years ended December 31, 2007, 2006 and 2005, cash paid to AIFE by the Company's subsidiaries for insurance premiums and deductibles was approximately $6,064,000, $5,366,000 and $4,787,000, respectively.

        The Company's subsidiaries exercised no control over the operations of AIFE. As a result, the Company recorded its investment in AIFE under the cost method of accounting for each of the three years in the period ended December 31, 2007. Under the cost method, the investment in AIFE is reflected at its original amount and income is recognized only to the extent of dividends paid by the investee. There were no dividends declared by AIFE for the years ended December 31, 2007, 2006 and 2005.

        If AIFE incurs a net loss, the loss may be allocated to the various policyholders based on each policyholder's premium as a percentage of the total premiums of AIFE for the related period. There has been no such loss assessment for each of the three years in the period ended December 31, 2007. The Company's subsidiaries currently account for the majority of the premiums of AIFE.

        For the years ended December 31, 2007 and 2006, a subsidiary insurance agency of the Company has recorded commission income of $353,000 and $400,000 related to premiums with AIFE.

        In addition, the Chief Executive Officer and Chief Financial Officer, as well as Lex Venditti, a director of the Company, are the sole shareholders of American Inter-Fidelity Corporation (AIFC), which serves as the attorney in fact of AIFE. AIFC is entitled to receive a management fee from AIFE. AIFE incurred management fees of approximately $529,000, $579,000 and $300,000, for the years ended December 31, 2007, 2006 and 2005, respectively.

        The Company has an investment in AIFE which is currently accounted for under the cost method as the Company has not historically exercised control over AIFE. In the future, the Company's control over AIFE or the structure of AIFE could change, which might require the Company to consolidate AIFE. The Company has not determined what, if any impact a change in its control over AIFE or AIFE's structure and a resulting consolidation of AIFE would have with respect to the market value of the Company, but as of December 31, 2007 AIFE had a recorded surplus of approximately $11.3 million. The Company has had discussions with AIFE management in the past, and may again in the future, regarding a possible change in the organizational structure of AIFE which could result in US 1 obtaining a controlling interest in AIFE, although any changes would require regulatory approval.

        In 2007 the Company paid $33,000 in consulting fees to Robert I. Scissors, one of its directors relating to insurance services. In 2006, the Company paid $19,000 in consulting fees.

        The Company had notes payable due to its Chief Executive Officer and Chief Financial Officer aggregating $3,950,000 that were converted into 2,668,918 shares of common stock of the Company in September 2007.

        The Company's Board of Directors are advised of all related party transactions and reviews these transactions as deemed appropriate.












































                            PROPOSAL TWO
                      TO AUTHORIZE OUR BOARD
                   OF DIRECTORS TO EFFECTUATE
     BETWEEN A ONE-FOR-THREE HUNDRED AND ONE-FOR-FIVE HUNDRED REVERSE
                           STOCK SPLIT
                FOLLOWED BY A FORWARD STOCK SPLIT
          BETWEEN FIFTY-FOR-ONE AND TWO HUNDRED-FOR-ONE

General

	As of October 21, 2008, 14,243,961 shares of our common stock were outstanding and the per share closing price of our common stock on that date was $.90. A large number of our shareholders hold small shareholdings. As of December 31, 2007, approximately 1,900 registered holders held fewer than 300 shares of our common stock, and a number of other shareholders held other than round multiples of 100 shares.
Holders of a small number of shares are expensive for the Company, on a relative basis, to communicate with. In order to reduce the number of holders of small numbers of shares, and to increase the trading price for the Company's shares, the Board of Directors has unanimously adopted a resolution seeking shareholder approval to grant the Board of Directors authority to amend and restate our Articles of Incorporation to effect between a one-for-three hundred and one-for-five hundred Reverse Stock
Split followed by a Forward Stock Split between fifty-for-one and two hundred-for-one of our common stock. Approval of this Reverse/Forward
Stock Split proposal would give the Board of Directors authority to implement the Reverse/Forward Stock Split at any time it determines prior to December 31, 2008. Each shareholder who owns fewer than the number of shares of common stock for which the reverse stock split is executed
(between 300 and 500) ("the Minimum Number") at the effective time of the Reverse Stock Split (also referred to as a "Cashed-Out Shareholder") will receive a cash payment instead of a fractional share, as permitted under Indiana law, of $.87 per share. This cash payment will be paid as described under "Effect of the Proposed Transaction on Company Shareholders' below. Immediately following the Reverse Stock Split, all holders of shares of common stock who are not Cashed-Out Shareholders will receive between fifty and two hundred shares of common stock for every one share of common stock they held following the Reverse Stock Split. The Board has expressly conditioned the consummation of the Forward Stock Split on the shareholders' approval of the Reverse Stock Split. In addition, approval of this proposal would also give the Board of Directors authority to decline to implement a Reverse/Forward Stock Split prior to such date or at all. If our shareholders approve the Reverse/Forward Stock Split proposal and the Board of Directors decides to implement the Reverse/Forward Stock Split, we will file Articles of Amendment to the Articles of Incorporation (the "Articles of Amendment") with the Secretary of State of the State of Indiana. Because the shareholders owning over 50% have informed the Company that they intend to vote their shares in favor of adopting the Articles of Amendment to effect the Reverse/Forward Stock Split, the Reverse/Forward Stock Split will be approved.

	If the shareholders approve the Reverse/Forward Stock Split, the Reverse/Forward Stock Split would be consummated upon the filing the Articles of Amendment with the Secretary of State of the State of Indiana (the "Effective Date") on a date after the Annual Meeting as determined by the Board of Directors. The forms of proposed Articles of Amendment necessary to effect the Reverse/Forward Stock Split are attached to this Proxy Statement as Appendix B. The Reverse Stock Split is expected to occur at 5:00 P.M. (local time) on the Effective Date. Following the necessary adjustments to the Company's transfer books giving effect to the Reverse Stock Split, the Forward Stock Split will occur. We anticipate several days to several weeks could elapse between the Effective Date of the Reverse Stock Spit and the Effective Date of the Forward Stock Split. The Reverse/Forward Stock Split will not impact the Company's registration under the Securities Exchange Act of 1934, and otherwise would not be a "going private" transaction.

Purpose and Structure of Transaction

        Over the past few years, the market price of our common stock has remained relatively flat within a narrow range. In order to reduce the number of shares of our common stock outstanding and thereby attempt to proportionally raise the per share price of our common stock, the Board of Directors determined that a Reverse Stock Split followed by a Forward Stock Split was desirable in order to: (i) encourage greater investor interest in our common stock by making the stock price more attractive to many investors, particularly institutional investors, who refrain from investing in lower-priced stocks; (ii) reduce trading fees and commissions incurred by shareholders, since these costs are based to a significant extent on the number of shares traded; and (iii) create greater liquidity in the Company so as to qualify for a listing on a national exchange. The Board of Directors believes that the Reverse/Forward Stock Split may help encourage greater interest in our common stock. The Board of Directors also believes that the current market price of our common stock may impair its acceptability to institutional investors, professional investors and other members of the investing public. Many institutional and other investors look upon stock trading at low prices as unduly speculative in nature and, as a matter of policy, avoid investing in such stocks. Various brokerage house policies and practices also tend to discourage individual brokers from dealing in low-priced stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide research coverage of lower- priced stocks.

        Finally, the Board of Directors believes eliminating those shareholders who hold less than the Minimum Number of shares of the Company's stock will be beneficial because it has become too expensive to communicate with small shareholders and the Reverse/Forward Stock Split will reduce on those administrative costs.

	If effected, the Reverse/Forward Stock Split would reduce the number of outstanding shares of our common stock and should increase the trading price of our common stock. In addition, because the number of authorized shares is not being reduced, the number of shares available for future issuance will increase from approximately 5.7 million to approximately 17.2 million. Generally, there is no additional action or authorization necessary by the Company's stockholders prior to the issuance of unissued shares. Unissued shares can be used in a wide range of transactions, including in transactions that can affect or prevent a change in control, and at prices that can be dilutive to existing shareholders. However, neither the Company nor its controlling shareholder have any plans to issue any of the unissued shares.

	Any shareholder who holds fewer than the Minimum Number of shares of common stock in his or her account at the time of the Reverse Stock Split (also referred to as a "Cashed-Out Shareholder") will receive a cash payment instead of fractional shares. All shareholders holding fractional shares and whole shares immediately following the Reverse Stock Split will receive their whole shares and will also receive a right to receive a cash payment for their fractional shares. No shareholder will receive fractional shares. This amount of the cash payment will be determined and paid as described below under "Determination of Cash-Out Price" and "Stock Certificates." Following the Reverse Stock Split, the shares of all shareholders who are not Cashed-Out Shareholders will be Forward Stock Split between a fifty-for-one and two hundred-for-one basis. The Proposed Transaction will provide shareholders with fewer than the Minimum Number of shares of common stock with a cost-effective way to cash out their investment in the Company, because these shareholders will not incur transaction costs, such as brokerage or service fees, in connection with the Proposed Transaction. Otherwise, shareholders with small holdings would likely incur brokerage fees which are disproportionately high relative to the market value of their shares if they wanted to sell their stock in the market. The Proposed Transaction will eliminate this problem for most shareholders with small holdings.

	We intend for the Proposed Transaction to treat shareholders holding common stock in street name through a nominee (such as a bank or broker) in the same manner as shareholders whose shares are registered in their names, and nominees will be instructed to effect the Proposed Transaction for their beneficial holders. Accordingly, we also refer to those street name holders who will hold only fractional shares immediately following the Reverse Stock Split and will, therefore, receive the right to receive a cash payment instead of fractional shares as Cashed-Out Shareholders. However, nominees may have different procedures, and shareholders holding shares in street name should contact their nominees.

        The Board of Directors believes that raising the trading price of our common stock will increase the attractiveness of our common stock to the investment community and possibly promote greater liquidity for our existing shareholders. Because broker commissions on lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our common stock, in the absence of the Reverse/Forward Stock Split, may continue to result in individual shareholders paying transaction costs (commissions, markups or markdowns) which are a higher percentage of their total share value than would be the case if the share price was substantially higher. For this reason, individual and institutional investors may be unwilling to purchase our common stock at its current market price.

        The Board of Directors recommends that shareholders approve the Proposed Transaction and the Reverse/Forward Stock Split will be effected by the Board of Directors if the shareholders approve the proposal. No further action on the part of shareholders will be required to either implement or abandon the Reverse/Forward Stock Split. If the Board of Directors does not implement a Reverse/Forward Stock Split prior to December 31, 2008, the authority granted in this proposal to implement a Reverse/Forward Stock Split on these terms will terminate. The Board of Directors reserves its right to elect not to proceed with the proposal; if it determines, in its sole discretion, that the split is no longer in the best interest of the Company or our shareholders.

Risks Associated With This Transaction

        There can be no assurance that the total market capitalization of our common stock after the proposed Reverse/Forward Stock Split will be equal to or greater than the total market capitalization before the proposed Reverse/Forward Stock Split or that the per share market price of our common stock following the Reverse/Forward Stock Split will either exceed or remain higher than the current per share market price. For example, based on the closing market price of our common stock on October 20, 2008 of $.90 per share, if the Board of Directors decided to implement a net one-for-four Reverse/Forward Stock Split, there can be no assurance that the post-split market price of our common stock would be $3.60 per share or greater. Accordingly, the total market capitalization of our common stock after the proposed Reverse/Forward Stock Split may be lower than the total market capitalization before the proposed Reverse/Forward Stock Split and, in the future, the market price of our common stock following the Reverse/Forward stock Split may not exceed or remain higher than the market price prior to the proposed Reverse/Forward Stock Split. In many cases, the total market capitalization of a company following a Reverse/Forward Stock Split is lower than the total market capitalization before the Reverse/Forward Stock Split.

        There can be no assurance that the Reverse/Forward Stock Split will result in a per share price that will attract institutional investors and brokers. While the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse/ Forward Stock Split will result in a per share price that will attract institutional investors and brokers. A decline in the market price for our common stock after the Reverse/Forward Stock Split may result in a greater percentage decline than would occur in the absence of a Reverse/Forward Stock Split, and the liquidity of our common stock could be adversely affected following a Reverse/Forward Stock Split. The market price of our common stock will also be based on other factors, some of which are unrelated to the number of shares outstanding. If the Reverse/Forward Stock Split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse/Forward Stock Split.
In many cases, both the total market capitalization of a company and the market price of a share of such company's common stock following a Reverse/Forward Stock Split are lower than they were before the Reverse/Forward Stock Split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse/ Forward Stock Split.

Hypothetical Scenarios

	In general, the Proposed Transaction can be illustrated by the following examples. These examples effect a Reverse Stock Split of one-for-four hundred followed by a Forward Stock Split of one hundred-for-one.

		Hypothetical Scenario 				Result
_____________________________________________________		_____________________________________

Mr. Brown is a registered shareholder 				Instead of receiving a fractional share of common stock
who holds 21 shares of common stock in his account 		immediately after the Reverse Stock Split, Mr. Brown's shares will be
prior to the Proposed Transaction.  				converted into the right to receive cash.  If the procedure described
								below under "Determination of Cash-Out Price" resulted in a per share
								price of $1.50 per share, Mr. Brown would receive $31.50
								($1.50 per share x 21 shares).

								Note:  If Mr. Brown wants to continue his investment in the Company,
								he can, prior to the Effective Date, buy at least 79 more shares and
								hold them in his account.  Mr. Brown would have to act far enough in
								advance of the Proposed Transaction so that the purchase is completed and
								the additional shares are credited in his account by the close of business
								(local time) on the Effective Date of the Reverse Stock Split.

Ms.  Green has two separate accounts.  Immediately 		As described above, Ms.  Green will receive a right to receive a cash payment
prior to the Effective Date of the Reverse Stock Split, 	equal to the cash-out price of her common stock held of record in her own
she holds 37 shares of common stock held of record in 		name and in street name in her brokerage account instead of receiving
her own name and 85 shares of common stock in street 		fractional shares.  Assuming a cash-out price of $1.00 per share, Ms.  Green
name in a brokerage account.  					would receive $122.00 (37 shares x $1.00 per share = $37.00; 85 shares x $1.00
								per share = $85.00; $37.00 + $85.00 = $122).

								Note:  If Ms.  Green wants to continue her investment in the Company, she can
								consolidate or transfer her two accounts prior to the Effective Date into an
								account with at least the Minimum Number of shares of common stock.
								Alternatively, she can buy at least 363 more shares in her own name and 315
								more shares in her brokerage account and hold them.  She would have to act
								far enough in advance of the Proposed Transaction so that the consolidation or
								the purchase is completed by the close of business (local time) on the
								Effective Date of the Reverse Stock Split.

Mr. Red holds 43 shares in of common stock in the record 	Even though in total Mr. Red is the beneficial owner of more than the
name of "John Red" and 66 shares of common stock in the 	Minimum Number of shares of common stock, because those shares are held of
record name of "John J.  Red"					record in two distinct names, Mr. Red will receive a right to a cash payment
								equal to the cash-out price of the common stock instead of receiving fractional
								Assuming a cash-out price of $1.00 per share, Mr. Red would receive a total of
								shares $109.00 (43shares x $1.00 per share = $43.00; 66 shares x $1.00 per
								share = $66.00; $43.00 + $66.00 = $109.00).

								Note:  If Mr. Red wants to continue his investment in the Company, he can
								consolidate or transfer his certificates into one record name prior to the
								Effective Date with at least the Minimum Number of shares of common stock.
								Alternatively, he can buy at least 357 more shares in the record name of
								"John Red" and 334 more shares in the record name of "John J.  Red" and
								hold them.  He would have to act far enough in advance of the Proposed
								Transaction so that the consolidation or the purchase is completed by the
								close of business (local time) on the Effective Date of the Reverse
								Stock Split.

Ms.  Blue holds 2,000 shares of common stock as of 		After the Proposed Transaction, Ms.  Blue will own 500 shares of common stock.
the Effective Date.

Mr. Orange holds 1500 shares of common stock in a 		The Company intends for the Proposed Transaction to treat shareholders holding
brokerage account as of the Effective Date.  			common stock in street name through a nominee (such as a bank or broker) in the
								same manner as shareholders whose shares are registered in their names.  Nominees
								will be instructed to effect the Proposed Transaction for their beneficial holders.
								However, nominees may have different procedures and shareholders holding common
								stock in street name should contact their nominees.

Effect of the Proposed Transaction on Company Shareholders

Registered Shareholders with Fewer than the Minimum Number of Shares of Common Stock

	If we complete the Proposed Transaction and you are a Cashed-Out Shareholder (i.e., a shareholder holding fewer than the Minimum Number of shares of common stock immediately prior to the Reverse Stock Split):

	*  You will not receive fractional shares of stock as a result of the Reverse
	   Stock Split in respect of your shares being cashed out.


	* Instead of receiving fractional shares, you will receive the right to receive a cash payment in respect of your affected shares. See "Determination of Cash-Out Price" and "Stock Certificates."


	* After the Reverse Stock Split, you will have no further interest in the company with respect to your cashed-out shares. These shares will no longer entitle you to the right to vote as a shareholder or share in the Company's assets, earnings, profits or in any dividends paid after the Reverse Stock Split. In other words, you will no longer hold your cashed-out shares, you will have only the right to receive cash for these shares. In addition, you will not be entitled to receive interest with respect to the period of time between the Effective Date and the date you receive your payment for the cashed-out shares.


	*  You will not have to pay any service charges or brokerage commissions in connection with the Proposed Transaction.


	*  As soon as practicable after the time we effect the Reverse Stock Split, you will receive a payment for the cashed-out shares you held immediately prior to the Reverse Stock Split in accordance with the procedures described below.


	* If you are a Cashed-Out Shareholder with a stock certificate representing your cashed-out shares, you will receive a transmittal letter as soon as practicable after the Effective Date of the Reverse Stock Split. The letter of transmittal will contain instructions on how to surrender your certificate or certificates to our transfer agent, Continental Stock Transfer & Trust Company, for your cash payment. YOU WILL NOT RECEIVE YOUR CASH PAYMENT UNTIL YOU SURRENDER YOUR OUTSTANDING CERTIFICATE OR CERTIFICATES
           TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, TOGETHER WITH A COMPLETED AND EXECUTED COPY OF THE LETTER OF TRANSMITTAL.

           Please do not send your certificates until you receive your letter of transmittal. For further information, see "Stock Certificates" below.

	*  All amounts owed to you will be subject to applicable federal income tax and state abandoned property laws.


	*  You will not receive any interest on cash payments owed to you as a result of the Proposed Transaction.


Registered Shareholders with the Minimum Number of More Shares of Common Stock

	If you are a registered shareholder with the Minimum Number or more, of shares of common stock as of 5:00 P.M., local time, on the Effective Date of the Reverse Stock Split, we will first reclassify your shares into a smaller number of shares than you held immediately prior to the Reverse Stock Split and you will continue to be a shareholder of the Company, will not receive a cash payment and your equity positions in the Company will increase. If as a result of the Reverse Stock Split, you become the holder of whole shares and fractional shares:

		* You will not receive the fractional shares of stock as a result of the Reverse Stock Split.


		*  Instead of receiving fractional shares, you will receive a right to receive a cash payment in respect of your fractional
                   shares. see "Determination of Cash-Out Price" and "Stock
                   Certificates."
		*  After your fractional shares are cashed-out, you will have no further interest in said fractional shares.  The fractional shares will no longer entitle you to the right to vote as a shareholder or share in the Company's assets, earnings,
                   profits or in any dividends paid after the Reverse Stock
                   Split.  In other words, you will no longer hold your
                   cashed-out shares, you will have only the right to receive cash for these shares.  In addition, you will not be
                   entitled to receive interest with respect to the period of time between the Effective Date and the date you receive
                   your payment for the cashed-out shares.  You will,
                   however, still maintain all your rights as a shareholder
                   with respect to the whole shares of the Company you own.


		*  You will not have to pay any service charges or brokerage commissions in
	           connection with the Proposed Transaction.


		* As soon as practicable after the time we effect the Reverse Stock Split, you will receive a payment for the fractional shares you hold immediately following the Reverse Stock Split in accordance with the procedures described below.


		*  If as a result of the Reverse Stock Split you become the holder of fractional shares, you will receive a transmittal letter as soon as practicable after the Effective Date of the Reverse
                   Stock Split.  The letter of transmittal will contain
                   instructions on how to surrender your certificate or
                   certificates to our transfer agent, Continental Stock
                   Transfer & Trust Company, for your cash payment.  YOU
                   WILL NOT RECEIVE YOUR CASH PAYMENT UNTIL YOU SURRENDER
                   YOUR OUTSTANDING CERTIFICATE OR CERTIFICATES TO
                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY, TOGETHER WITH A
                   COMPLETED AND EXECUTED COPY OF THE LETTER OF TRANSMITTAL.
                   Please do not send your certificates until you receive your letter of transmittal.  For further information, see "Stock
                   Certificates" below.


		*  All amounts owed to you will be subject to applicable federal income tax and state abandoned property laws.


		*  You will not receive any interest on cash payments owed to you as a result of the Proposed Transaction.


	Following completion of the adjustments to the Company's transfer books to reflect the effects of the Reverse Stock Split, we will reclassify your shares in the Forward Stock Split. To illustrate, if you held 800 shares of common stock immediately prior to the Reverse Stock Split, at a net reverse split of one-for four, your shares would be converted into 2 shares in the Reverse Stock Split and then converted to 200 shares in the Forward Stock Split.




Street Name Holders of Common Stock

        We intend for the Proposed Transaction to treat shareholders holding common stock in street name through a nominee (such as a bank or broker) in the same manner as shareholders whose shares are registered in their names. Nominees will be instructed to effect the Proposed Transaction for their beneficial holders. However, nominees may have different procedures and shareholders holding common stock in street name should contact their nominees.

Principal Effects of Reverse/Forward Stock Split

Odd Lots

        If approved and effected, the Reverse Stock Split will result in some shareholders owning "odd lots" of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in "round lots" of even multiples of 100 shares.

Authorized Shares

        Upon the effectiveness of the Reverse Stock Split, the number of authorized shares of common stock that are not issued or outstanding would increase due to the reduction in the number of shares of our common stock issued and outstanding. As of October 20, 2008, we had 20,000,000 authorized shares of common stock. As of October 20, 2008, there were 14,243,961 shares of common stock issued and outstanding. Authorized but unissued shares will be available for issuance, and we may issue such shares in financings or otherwise. If we issue additional shares, the ownership interest of holders of our common stock may also be diluted. Also, the issued shares may have rights, preferences or privileges senior to those of our common stock.

Accounting Consequences

        The fractional shares resulting from the Reverse Stock Split will be retired and returned to the authorized common stock of the Company available for future issuance. The per-share common stock net income or loss and net book value will be increased because there will be fewer shares of our common stock outstanding. Any fractional shares that are redeemed by the Cashed-Out Shareholders will result in a decrease in paid in capital and cash. We do not anticipate that any other accounting consequences would arise as a result of the Proposed Transaction.

Appraisal/Dissenter Rights

        Shareholders do not have appraisal rights under Indiana state law or under the Company's Articles of Incorporation or Bylaws in connection with the Proposed Transaction. Under Indiana Business Corporation Law, our shareholders are not entitled to dissenters' rights with respect to the Reverse Stock Split, and the Company will not independently provide shareholders with any such right.

Determination of Cash-Out Price

        In order to provide a cost effective method for shareholders holding fewer than the Minimum Number of shares of our common stock to receive value for their shares which they might not otherwise realize, and to avoid the expense and inconvenience of issuing fractional shares to shareholders who will hold less than one share of our common stock after the Reverse Stock Split, the Company will pay in money the value of each fractional share.
Section 21-1-25-4 of the Indiana Business Corporation Law provides that a corporation may, "issue fractions of a share or pay in money the value of fractions of a share" (emphasis added). If shareholders approve the Proposed Transaction at the Annual Meeting and the Proposed Transaction is completed, the Company will pay cash for the fair market value of the fractional shares resulting from the Reverse Stock Split. The fair market value of a stock that is publicly traded is typically considered to be the price at which the stock may be purchased in the open market and the Board of Directors has determined that using the fair market value will result in a fair cash-out price to our shareholders. In determining the cash-out price, the Board of Directors will looked at the average closing price 10 trading days prior to November 7th 2008.

Effect of the Proposed Transaction on the Company

        The Proposed Transaction will not affect the public registration of our common stock with the SEC under the Securities Exchange Act of 1934, as amended.

        The number of authorized shares of Company common stock will not change as a result of the Reverse and Forward Stock Splits. On October 20, 2008 there were 14,243,961 shares of common stock issued and outstanding.
As a result of the Reverse and Forward Stock Splits and the cashing-out of fractional shares as discussed herein, the total number of shares that will be cashed-out and the total cash to be paid by us is unknown at this point
in time.   We do not know how many street name shareholders will be cashed-out or how that might affect the amount we will pay to Cashed-Out Shareholders. The actual amounts will depend on the number of Cashed-Out Shareholders on the Effective Date of the Reverse Stock Split, which may vary from the number of such shareholders on October 20, 2008.

Stock Certificates

	All crtificates will be affected by the Proposed Transaction. If you hold at least the Minimum Number of shares immediately preceding the Proposed Transaction, your certificate or certificates will be adjusted in accordance
with the Proposed Transaction.   You will not be required to tender your stock
certificate or certificates as a result of the Proposed Transaction. Your current certificate or certificates will continue to evidence ownership of common stock in the Company on an adjusted basis.

	Any Cashed-Out Shareholder with a share certificate or certificates will receive a letter of transmittal after the Reverse Stock Split is completed. The letter of transmittal will contain instructions on how to surrender your certificate or certificates to our transfer agent, Continental Stock Transfer & Trust Company, for your cash payment. YOU WILL NOT RECEIVE YOUR CASH PAYMENT UNTIL YOU SURRENDER YOUR OUTSTANDING STOCK CERTIFICATE OR CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, TOGETHER WITH A COMPLETED AND EXECUTED COPY OF THE LETTER OF TRANSMITTAL. Please do not send your certificates until you receive your letter of transmittal.

Certain Federal Income Tax Consequences

	We have summarized below certain federal income tax consequences to you resulting from the Proposed Transaction. This summary is based on U.S. federal income tax law existing as of the date of this Proxy Statement, and such tax laws may change, even retroactively. This summary does not discuss all aspects of federal income taxation which may be important to you in light of your individual circumstances. Many shareholders (such as financial institutions, insurance companies, broker-dealers, tax-exempt organizations and foreign persons) may be subject to special tax rules. Other shareholders may also be subject to special tax rules, including, but not limited to, shareholders who received common stock as compensation for services or pursuant to the exercise of an employee stock option, or shareholders who have held, or will hold, stock as part of a straddle, hedging or conversion transaction for federal income tax purposes. In addition, this summary does not discuss any state, local, foreign or other tax considerations. This summary assumes that you have held, and will hold, your shares as capital assets under the Code.
You should consult your tax advisor as to the particular federal, state, local, foreign and other tax consequences, in light of your specific circumstances.

Federal Income Tax Consequences to Shareholders who are not Cashed Out by the Proposed Transaction

	If you (i) continue to hold common stock immediately after the Proposed Transaction, and (ii) receive no cash as a result of the Proposed Transaction, you will not recognize any gain or loss in the Proposed Transaction and you will have the same adjusted tax basis and holding period in your common stock as you had in such stock immediately prior to the Proposed Transaction.

Federal Income Tax Consequences to Cashed-Out Shareholders

	If you receive cash as a result of the Proposed Transaction, your tax consequences will depend on whether, in addition to receiving cash, you or a person or entity related to you continues to hold common stock immediately after the Proposed Transaction, as explained below.


Shareholders Whose Shares are Completely Cashed-Out as a Result of the Proposed Transaction


	If you (i) receive cash in exchange for a fractional share as a result of the Proposed Transaction, (ii) do not continue to hold any common stock immediately after the Proposed Transaction and (iii) are not related to any person or entity which holds common stock immediately after the Proposed Transaction, you will recognize capital gain or loss. The amount of capital gain or loss you recognize will equal the difference between the cash you receive for your cashed-out stock and your aggregate adjusted tax basis in such stock.

	If you are related to a person or entity who continues to hold common stock immediately after the Proposed Transaction, you will recognize gain in the same manner as set forth in the previous paragraph, provided that your receipt of cash either (i) is "not essentially equivalent to a dividend" or
(ii) is a "substantially disproportionate redemption of stock," as described below.

		*"Not Essentially Equivalent to a Dividend."  You will satisfy the "not essentially equivalent to a dividend" test if the reduction in your proportionate interest in the Company resulting from the Proposed Transaction is considered a "meaningful reduction" given your particular facts and circumstances. The Internal Revenue Service has ruled that a small reduction by a minority shareholder whose relative stock interest is minimal and who exercises no control over the affairs of the corporation will meet this test.


                *"Substantially Disproportionate Redemption of Stock."  The
                  receipt of cash in the Proposed Transaction will be a "substantially disproportionate redemption of stock" for you if the percentage of the outstanding shares of common stock owned by you immediately after the Proposed Transaction is less than 80% of the percentage of shares of common stock owned by you immediately before the Proposed Transaction.


	In applying these tests, you will be treated as owning shares actually or constructively owned by certain individuals and entities related to you. If the taxable amount is not treated as capital gain under any of the tests, it will be treated first as ordinary dividend income to the extent of your ratable share of our undistributed earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining gain will be treated as capital gain.

              Shareholders Who Receive Both Cash and Continue to Hold Common Stock Immediately After the Proposed Transaction

	If you receive both cash as a result of the Proposed Transaction and continue to hold common stock immediately after the Proposed Transaction, you generally will recognize gain, but not loss, in an amount equal to the lesser of (i) the excess of the sum of aggregate fair market value of your shares of common stock plus the cash received over your adjusted tax basis in the shares or (ii) the amount of cash received in the Proposed Transaction. In determining whether you continue to hold common stock immediately after the Proposed Transaction, you will be treated as owning shares actually or constructively owned by certain individuals and entities related to you.
Your aggregate adjusted tax basis in your shares of common stock held immediately after the Proposed Transaction will be equal to your aggregate adjusted tax basis in your shares of common stock held immediately prior to the Proposed Transaction, increased by any gain recognized in the Proposed Transaction, and decreased by the amount of cash received in the Proposed Transaction.

	Any gain recognized in the Proposed Transaction will be treated, for federal income tax purposes, as capital gain, provided that your receipt of cash either (i) is "not essentially equivalent to a dividend" with respect to you or (ii) is a "substantially disproportionate redemption of stock" with respect to you. (Each of the terms in quotation marks in the previous sentence is discussed above under the heading "Shareholders whose Shares are Completely Cashed-Out as a Result of the Proposed Transaction.") In applying these tests, you may possibly take into account sales of shares of common stock that occur substantially contemporaneously with the Proposed Transaction. If your gain is not treated as capital gain under any of these tests, the gain will be treated as ordinary dividend income to you to the extent of your ratable share of our undistributed earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining gain will be treated as a capital gain.

YOU SHOULD CONSULT YOUR TAX ADVISOR AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE PROPOSED TRANSACTION IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.





Reservation of Rights

	The Board of Directors reserves the right to abandon the Proposed Transaction without further action by our shareholders at any time before the filing of the necessary Articles of Amendment with the Indiana Secretary of State, even if the Proposed Transaction has been authorized by our shareholders at the Special Meeting. By voting in favor of the Proposed Transaction you are also expressly authorizing us to determine not to proceed with the Proposed Transaction if we should so decide.

The Board of Directors Recommends that you vote "FOR" the Proposal to Amend the Articles of Incorporation, to effect the Proposed Transaction.



INDEPENDENT PUBLIC ACCOUNTANTS

        It is expected that representatives of BDO Seidman, LLP, the Company's independent public accountants who audited the consolidated financial statements of the Company and its subsidiaries for 2007, will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to answer appropriate questions from shareholders. The Company's independent public accountants are selected annually by the Audit Committee of the Board of Directors to audit the consolidated financial statements of the Company and its subsidiaries. The Audit Committee has selected BDO Seidman, LLP as its accountants for more than the past ten years and as its independent public accountants for 2008.

        The following table shows the fees paid or accrued (in thousand) by the Company for the audit and other services provided by BDO Seidman, LLP.


				2007			2006			2005

Audit Fees (1)			$175,000		$150,000		$150,000
Audit-Related Fees(2)   	$0			$0			$0
Tax Fees(2)			$0			$0			$0
All Other Fees(3)		$0			$0			$0
				_________________________________________________________
Total				$175,000		$150,000		$150,000



(1) Audit fees include fees associated with the annual audit of our consolidated financial statements and reviews of our quarterly reports on Form 10-Q.
(2) There were no audit-related services or tax fees.
(3) There were no other services or fees.



        The Audit Committee must pre-approve audit-related and non-audit services not prohibited by law to be performed by the Company's independent certified public accountants.



                        SHAREHOLDER PROPOSALS FOR THE
                              2009 ANNUAL MEETING

        Shareholder proposals intended to be presented at the 2009 Annual Meeting of Shareholders (assuming that the Company holds one) pursuant to Securities and Exchange Commission Rule 14a-8 must be received by July 1, 2009, in order to be eligible for inclusion in our proxy statement and form of proxy for that meeting. However, if the date of the 2009 Annual Meeting is more than 30 days from the date of this year's Annual Meeting, then the deadline for shareholder proposals will be a reasonable time before we begin to print and mail our proxy materials. Shareholders who intend to present proposals at an Annual Meeting other than pursuant to Rule 14a-8 must comply with the notice provisions in the Company's Bylaws. These notice provisions require, for a proposal to be properly brought before the 2009 Annual Meeting of Shareholders, that proper notice of the proposal be received by the Company no earlier than 10 days and no later than 60 days before the date of the meeting in order for the proposal to be considered at the next Annual Meeting. Shareholder proposals should be addressed to Harold E. Antonson, US 1 Industries, Inc., 336 W. US HWY 30, Valparaiso, Indiana 46385.

OTHER MATTERS

        The Board of Directors does not know of any matters to be submitted to the shareholders at the Annual Meeting other than the matters described in the Notice of Annual Meeting. If any other matters properly come before the meeting, persons named in the enclosed proxy intend to vote the shares they represent in accordance with their own judgments.

ANNUAL REPORT

        The Company's Annual Report for 2007 is enclosed with this proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS


Harold E. Antonson
Secretary
October 21, 2008




















                                     Appendix A
                             Audit Committee Charter

                              U.S. 1 Industries, Inc
                              Audit Committee Charter
                        (As amended through October 2008)

                           I.   Statement of Purpose.

The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities by reviewing: (1) the integrity of the Corporation's financial statements, including the Corporation's systems of internal controls regarding accounting, and ethics-related policies that management or the Board have established;
(2) the performance of the Corporation's internal audit function and independent auditor, including the Corporation's auditing, accounting and financial reporting processes generally; (3) the Corporation's compliance with legal and regulatory requirements; and (4) the independent auditor's qualifications and independence. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels.

                               II.  Membership.

The members of the Committee shall be appointed by the Board at the annual organizational meeting, shall serve until their successors are duly elected and qualified, and shall be composed solely of non-management directors, not fewer than two in number. In addition, to the extent practicable each member of the Committee shall be free from any material relationship with the Corporation, as determined by the Board, either directly or as a partner, shareholder or officer of any organization that has a relationship with the Corporation. The Board shall affirmatively determine which members of the Committee are independent.

Each member of the Committee shall be financially literate and must be able to read and understand fundamental financial statements, including the Corporation's balance sheet, income statement, and cash flow statement, or must become able to do so within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall have accounting or related financial management expertise and must be a "financial expert" (as such term is defined by the rules and regulations of the Securities Exchange Act of 1934). Accounting or related financial management experience may include being or having been a chief executive officer, chief financial officer or other senior officer with financial reporting oversight responsibilities. Further, no member of the Committee may serve on more than three audit committees of public companies.

                             III.  Meetings.

The Committee shall meet as often as it deems necessary, but at least quarterly. An agenda related to the subject of each meeting shall be sent to Committee members prior to each meeting. Minutes for all meetings of the Committee shall be prepared to document the Committee's discharge of its responsibilities. The minutes shall be circulated in draft form to all Committee members to ensure an accurate final record, shall be approved at a subsequent meeting of the Committee and shall be distributed periodically to the full Board. The Committee shall make regular reports to the Board.

                           IV.   Responsibilities.

The Audit Committee's primary duties and responsibilities are to:

1) Serve as an independent and objective party to monitor the Corporation's internal control system.

2) Review and appraise the audit efforts of the Corporation's independent auditor and internal auditing function.

3) Provide an open avenue of communication among the independent auditor, financial and senior management, the internal auditing function, and the Board.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities outlined below:

* Engagement of independent auditors;
* Determination as to the independence and performance of the independent auditors;
* Audits by independent auditors;
* Review of internal audit plan and performance;
* Communication with internal auditors;
* Pre-approval of audit and non-audit services;
* Review of annual SEC filings;
* Review of quarterly SEC filings and other communications;
* Review of disclosure controls and procedures;
* Consultation with independent auditors;
* Oversight of "Whistle Blowing" procedures;
* Review of legal and regulatory compliance;
* Review of related person transactions;
* Access to records, consultants and others with full authority to investigate matters brought before the Committee; and
* Review and reassessment of this Charter at least annually with submission of proposed changes to the Board of Directors.

While the Committee has the responsibilities set forth in this Charter, the Committee itself is not responsible for the planning or conduct of audits or for any determination that the Corporation's annual financial statements are complete and accurate or in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

                     V.  Retention of Experts.

The Committee shall have exclusive authority with respect to the engagement, compensation and discharge of the Corporation's independent auditor. The Committee also shall have the authority to engage legal counsel to advise it should it deem it appropriate to do so.











                          Appendix B

                   ARTICLES OF AMENDMENT
                          TO THE
                 ARTICLES OF INCORPORATION
 OF US 1 INDUSTRIES, INC. TO EFFECT THE REVERSE/FORWARD STOCK SPLIT

	In accordance with Section 23-1-38-6 of the Indiana Business Corporation Law (the "Code"), US 1 Industries, Inc.
(the "Company"), a corporation organized and existing under and by virtue of the Code, does hereby certify that the Company was organized under the laws of the State of Indiana on October 28, 1993 and hereby adopts the following amendment (the "Amendment") to its Articles of Incorporation:

1. The name of the Company is US 1 Industries, Inc.

2. The following setting forth the Amendment to the Company's Articles of Incorporation has been duly adopted by the Company's shareholders:
                          "Article X

	Immediately upon the effectiveness of this Amendment to the Articles of Incorporation (the "Reverse Stock Split Effective Time") dated _____ ___, 2008, every __________ shares of common stock of the Company that are issued and outstanding immediately prior to the Reverse Stock Split Effective Time shall automatically, without further action on the part of the Company or any holder of common stock and without requiring the surrender of certificates representing common stock, be combined, converted, reclassified and changed into one (1) fully paid and nonassessable share of common stock (the "reverse Stock Split"), except that holders of common stock who otherwise would be entitled to receive only a fractional interest in less than one share of common stock (an "Unattached Fractional Interest") as a result of the Reverse Stock Split shall be entitled to receive in lieu of such Unattached Fractional Interest, a cash payment in an amount equal to the product calculated by multiplying ________ times _______ of one (1) share of common stock immediately prior to the Reverse Stock Split Effective Time by the decimal equivalent of such Unattached Fractional Interest. As of the Reverse Stock Split Effective Time, no such Unattached Fractional Interest held by such holder shall be issued and outstanding. The Fair Value shall be equal to $.87 per share of common stock issued and outstanding immediately before the Reverse Stock Split Effective Time. The foregoing Amendment shall take effect on the date of the filing of this Amendment to the Articles of Incorporation.

                             Article XI

	Immediately upon the effectiveness of this Amendment to the Articles of Incorporation (the "Forward Stock Split Effective Time") dated _____ ___, 2008, every __________ shares of common stock of the Company that are issued and outstanding immediately prior to the Forward Stock Split Effective Time (which shall not include any Unattached Fractional Interest) held by a holder of common stock shall automatically, without further action on the part of the Company or any holder of common stock and without requiring the surrender of certificates representing common stock, be changed into ______ fully paid and nonassessable shares of common stock. The foregoing Amendment will take effect on the date of the filing of this Amended Articles of Incorporation."

        3. The foregoing resolution containing the Amendment was duly adopted by the Board on ____ __, 2008.

        4. Such Amendment was adopted by shareholder action pursuant to
Section 23-1-38-3 of the Code on _____, 2008.

        5. At the annual meeting of the shareholders (the "Annual Meeting") there were ___________shares of common stock outstanding, ______ votes entitled to be cast, and ______ number of shareholders present at the meeting to vote on the Amendment.

        6. The number of votes against the Amendment was ____, and the number in favor, which was sufficient for approval of the Amendment, was ______.
	IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by the undersigned duly authorized officer, this ___ day of _____, 2008.

US 1 Industries, Inc.


                              By:  ______________________________
                                   Title










































PROXY CARD
  This proxy is solicited on behalf of the Board of Directors

                  US 1 INDUSTRIES, INC.

        Annual Meeting of Stockholders - November 26, 2008

	The undersigned hereby appoints Michael E. Kibler and Harold Antonson, and each of them, with full power of substitution in each of them, (the "Proxies") of the undersigned, to vote for and on behalf of the undersigned all shares of common stock of US 1 Industries, Inc. which the undersigned may be entitled to vote on all matters properly coming before the Annual Meeting of stockholders on Wednesday 26, 2008, at 10:00 a.m. local time or any adjournment or postponement thereof (the "Annual Meeting"), as set forth in related Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned.

	THIS PROXY WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AND FOR THE PROPOSAL.
__________________________________________________________________
                 Detach Proxy Card Here

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS
INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.

To elect five (5) directors (Proposal One).       FOR ALL   AGAINST ALL

					          _____        _____
NOMINEES: (01) Harold Antonson
	  (02) Brad James
	  (03) Michael Kibler
	  (04) Robert Scissors
	  (05) Lex Vendetti

FOR ALL
EXCEPT   _______________________________



2.	To approve the Reverse/Forward/Stock Split  FOR	  AGAINST  ABSTAIN

                                                   ____   _____    _____


3.	OTHER MATTERS.  The Board of Directors knows of no other matters that would be presented for consideration at the November 20, 2008 annual meeting. If any other matters are properly brought before such meeting it is the intention of the persons named in the proxy card to vote on such matters in accordance with their judgment on such matters.








                                           COMPANY ID:

                                           PROXY NUMBER:

                                           ACCOUNT NUMBER:


Signature			      Signature
         __________________________             _________________________

Date_______________________________, 2008

Please sign exactly as name appears on the Proxy. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in the full partnership name by an authorized partner. If a limited liability company, please sign in full name of limited liability company by a manager or authorized member.